                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                December 12, 2003
                ------------------------------------------------
                Date of Report (Date of earliest event reported)




                        BALDWIN TECHNOLOGY COMPANY, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




          Delaware                      1-9334                    13-3258160
(State or other jurisdiction         (Commission               (I.R.S. Employer
     of incorporation)               File Number)            Identification No.)




                    Twelve Commerce Drive, Shelton, CT. 06484
              -----------------------------------------------------
              (Address of Principal Executive Offices and Zip Code)


                                 (203) 402-1000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if changed since Last Report)

Item 5. Other Events

      On December 12, 2003, Baldwin Technology Company, Inc. ("Baldwin or the "Company"), entered into a non-binding Letter of Intent ("LOI") whereby technotrans would acquire, through a one-step merger, all outstanding shares of Class A and Class B Common Stock of Baldwin for a price of $2.50 per share in cash.

Item 7. Financial Statements and Exhibits.


      (c)    Exhibits

              99.1 Baldwin Technology Company, Inc., and technotrans issued the attached joint press release on December 12, 2003 (filed herewith).

                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          BALDWIN TECHNOLOGY COMPANY, INC.
                                          --------------------------------
                                                  (REGISTRANT)

                                          By:    /s/ VIJAY C. THARANI
                                             -----------------------------
                                                   VIJAY C. THARANI
                                               (CHIEF FINANCIAL OFFICER)

Dated: December 15, 2003